Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David M. Bronson, Executive Vice President and Chief Financial Officer of PSS World Medical, Inc. (the “Company”), hereby certify that the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. Bronson

David M. Bronson

Executive Vice President and Chief Financial Officer

November 8, 2005